FORUM FUNDS

                            AUSTIN GLOBAL EQUITY FUND

                        Supplement Dated October 1, 2003
                       to Prospectus Dated August 1, 2003

The following sentence has been deleted from section entited "Investment Policies" on page 3 of the Prospectus:

The Fund generally invests more of its assets in the securities of U.S. issuers and ADRs than in securities of foreign issuers.


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                                   FORUM FUNDS

                            WINSLOW GREEN GROWTH FUND

                        Supplement Dated October 1, 2003
                        to Prospectus Dated July 16, 2003

As of October 30, 2003, the following amendments to the Fund's Prospectus will become effective:

The section entitled "Fee Tables" on page 9 of the Prospectus is amended by deleting the chart relating to Shareholder Fees and replacing it with the following chart:

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price                          None
Maximum Sales Charge (Load) Imposed                             None
on Reinvested Distributions
Maximum Deferred Sales Charge (Load)                            None
Redemption Fee (as a percentage of amount redeemed)            1.00%(1)
Exchange Fee (as a percentage of amount exchanged)             1.00%(1)

(1) If you redeem or exchange your shares within 15 days of purchase, you will be charged a 1.00% redemption fee. However, the redemption fee will not apply to redemptions or exchanges of shares purchased prior to October 30, 2003 or shares redeemed or exchanged after 15 days from the date of purchase.

The section entitled "YOUR ACCOUNT - GENERAL INFORMATION" is amended by deleting the second paragraph of that section on page 13 of the Prospectus and replacing it with the following paragraph:

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV") minus any applicable redemption fee next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 14 through 21). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The section entitled "YOUR ACCOUNT - SELLING SHARES" of the Prospectus is amended by adding the following disclosure after the subsection entitled "YOUR-ACCOUNT - SELLING SHARES-SIGNATURE GUARANTEE REQUIREMENTS" on page 19 of the Prospectus:

REDEMPTION FEE If you redeem your shares within 15 days of purchase, you will be charged a 1.00% redemption fee. However, the redemption fee will not apply to redemptions of shares purchased prior to October 30, 2003 or shares redeemed after 15 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out
(FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

The section entitled "YOUR ACCOUNT - EXCHANGE PRIVILEGES" of the Prospectus is amended by deleting the first paragraph of that section on page 20 of the Prospectus and replacing it with the following:

You may exchange your shares of the Fund for shares of certain other funds by mail, telephone or the Internet unless you declined telephone/Internet redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the Transfer Agent regarding the funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 15 days of purchase, you will be charged a 1.00% redemption fee. However, the redemption fee will not apply to exchanges of shares purchased prior to October 30, 2003 or shares exchanged after 15 days from the date of purchase. To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE